RELATED PARTY TRANSACTIONS (Details) - USD ($) $ in Thousands	Feb. 28, 2025	Feb. 29, 2024
RELATED PARTY TRANSACTIONS
Amounts due from related parties, current	$ 37	$ 343
Amounts due from related parties, non-current	96	59
Amounts due to related parties, current (including amounts due to related parties, current, of the consolidated VIEs without recourse to TAL Education Group of $95 and $91 as of February 29, 2024 and February 28, 2025, respectively)	$ 93	$ 96